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Exhibit 4.1

[GSI TECHNOLOGY LOGO]	CUSIP	XXXXXX XX X
PO BOX 43004, Providence, RI 02940-3004	Holder ID	XXXXXXXXXX
	Insurance Value	1,000,000.00
	Number of Shares	123456
	DTC	12345678 123456789012345
	Certificate Numbers	Num/No.	Denom.	Total
MR A SAMPLE	1234567890/1234567890	1	1	1
DESIGNATION (IF ANY)	1234567890/1234567890	2	2	2
ADD 1	1234567890/1234567890	3	3	3
ADD 2	1234567890/1234567890	4	4	4
ADD 3	1234567890/1234567890	5	5	5
ADD 4	1234567890/1234567890	6	6	6
	Total Transaction			7

016570 003590 127C RESTRICTED 4 057-423

COMMON STOCK	[GSI TECHNOLOGY LOGO]	COMMON STOCK
PAR VALUE $.001		THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ
Certificate Number ZQ 000000		Shares * * 6 0 0 6 2 0* * * * * * * * * 6 0 0 6 2 0* * * * * * * * * 6 0 0 6 2 0* * * * * * * * *6 0 0 6 2 0 * * * * * * * * *6 0 0 6 2 0 * *

GSI TECHNOLOGY, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE &* MR. SAMPLE & MRS. SAMPLE	CUSIP 36241U 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of	* * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY* * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

GSI Technology, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED «Month Day, Year» COUNTERSIGNED AND REGISTERED:
/s/ Lee-Lean Shu	[SEAL]	COMPUTERSHARE TRUST COMPANY, N.A.
President, CEO and Chairman		TRANSFER AGENT AND REGISTRAR,
/s/ Robert Yau		By
VPEngineering, Secretary and Director		AUTHORIZED SIGNATURE

GSI TECHNOLOGY, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	Custodian
(Cust) (Minor)
TEN ENT	-as tenants by the entireties		under Uniform Gifts to Minors Act
JT TEN	-as joint tenants with right of survivorship	UNIFTRF MIN ACT	Custodian (until age)
	and not as tenants in common		(Cust) (Minor)
under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:	20	Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANTTO S.E.C. RULE 17Ad-15.
Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

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  Exhibit 4.1